UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2020

PENN VIRGINIA CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-13283	23-1184320
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

16285 Park Ten Place Suite 500 Houston, Texas	77084
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 722-6500

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	PVAC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On November 3, 2020, Penn Virginia Corporation (the “Company”) issued a press release announcing the Transactions (as defined below). A copy of the press release is furnished as Exhibit 99.1 hereto.

On November 3, 2020, the Company provided information regarding the Transactions in an investor presentation, a copy of which is furnished as Exhibit 99.2 hereto.

The information furnished in this Item 7.01 (including Exhibits 99.1 and 99.2) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

Item 8.01.	Other Events.

On November 3, 2020, the Company announced a strategic transaction with Juniper Capital Advisors, L.P. (“Juniper”), pursuant to which affiliates of Juniper will make an investment in the Company of (i) approximately $150 million in cash and (ii) certain oil and gas assets located adjacent to the Company’s acreage in the Eagle Ford shale in exchange for 22,101,857 common units in a newly formed partnership of the Company and 221,019 shares of preferred stock of the Company (the “Transactions”).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Title or Description

99.1	Press Release, dated November 3, 2020.

99.2	Investor Presentation, dated November 3, 2020.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Forward-Looking Statements

The information contained herein includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “may,” “foresee,” “plan,” “will,” “guidance,” “look,” “outlook,” “goal,” “future,” “assume,” “forecast,” “build,” “focus,” “work,” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking.

These forward-looking statements include, but are not limited to, statements regarding the Transactions, pro forma descriptions of the combined company and its operations, integration and transition plans, synergies, opportunities and anticipated future performance. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in the information contained herein. These include the expected timing and likelihood of completion of the Transactions, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Transactions that could reduce anticipated benefits or cause the parties to abandon the Transactions; the ability to successfully integrate the assets to be acquired in the Transactions; the occurrence of any event, change or other circumstances that could give rise to the termination of the contribution agreements related to the Transactions; the possibility that shareholders of the Company may not approve the issuance of equity in the Transactions; the risk that the parties may not be able to satisfy the conditions to the Transactions in a timely manner or at all; the risk that any announcements relating to the Transactions could have adverse effects on the market price of the Common Stock, the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers and on the Company’s operating results and business generally; the risk the pending Transactions could distract management from ongoing business operations or cause the Company to incur substantial costs; and the risk that the Company may be unable to reduce expenses and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond the Company’s control, including those detailed in the Company’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on the Company’s website at www.pennvirginia.com and on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov. All forward-looking statements are based on assumptions that the Company believes to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

In connection with the Transactions, the Company will file a proxy statement and other documents with the SEC. Investors and security holders are urged to carefully read the definitive proxy statement when it becomes available because it will contain important information regarding the Transactions.

A definitive proxy statement will be sent to shareholders of the Company relating to the approval of, among other things, the issuance of the Company’s equity securities in the Transactions. This presentation is not a substitute for any proxy statement or any other document which the Company may file with the SEC in connection with the proposed Transactions. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Investors and security holders may obtain a free copy of the definitive proxy statement (when available) and other documents filed by the Company with the SEC at the SEC’s website, www.sec.gov. The definitive proxy statement (when available) and such other documents relating to the Company may also be obtained free-of-charge by directing a request to Penn Virginia Corporation, Attn: Clay Jeansonne, 16285 Park Ten Place, Suite 500, Houston, TX 77084, or from the Company’s website, www.pennvirginia.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies in connection with the proposed Transactions. Information concerning the interests of the persons who may be “participants” in the solicitation will be set forth in the definitive proxy statement when it is filed with the SEC. Information about the Company’s executive officers and directors can be found in the above-referenced proxy statement when it becomes available and in the Company’s proxy statement relating to its 2020 Annual Meeting of Shareholders filed with the SEC on April 7, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PENN VIRGINIA CORPORATION

Date: November 3, 2020

	By:	/s/ Katherine Ryan
Katherine Ryan
Vice President, Chief Legal Counsel and Corporate Secretary

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